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                                                                   Exhibit (b)


                           SECTION 906 CERTIFICATIONS


     In connection with this report on Form N-CSRS for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                               By:    /s/ Christopher O. Blunt
                                      ------------------------
                                      Christopher O. Blunt
                                      President and Principal Executive Officer

                               Date:  March 9, 2007


                               By:    /s/ Arphiela Arizmendi
                                      ------------------------
                                      Arphiela Arizmendi
                                      Treasurer and
                                      Principal Financial and Accounting Officer

                               Date:  March 9, 2007